SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  July 15, 2003
                                                          -------------

                                 ENDOVASC, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

              000-28371                            76-0512500
       (Commission File Number)          (IRS Employer Identification No.)

                550 CLUB DRIVE, SUITE 440
                     MONTGOMERY, TEXAS                        77316
          (Address of Principal Executive Offices)          (Zip Code)

                                 (936) 582-5920
              (Registrant's Telephone Number, Including Area Code)


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ITEM  5.     OTHER  EVENTS.

     On July 15, 2003, Endovasc, Inc. announced the creation of a new class of Common Stock and the distribution of shares of the new Common Stock on September 15, 2003 to its stockholders of record on August 29, 2003.

ITEM  7.     EXHIBITS.

     The following documents are filed as an Exhibit to this report:

     99.1   Press release dated July 15, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                 ENDOVASC, INC.


Date: July 15, 2003                              By:
      -------------                                    -------------------------
                                                       David P. Summers
                                                       Chief Executive Officer


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EXHIBIT  INDEX

99.1   Press release date July 15, 2003.




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